SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 13, 2002


                               CALPINE CORPORATION

                            (A Delaware Corporation)

                        Commission File Number: 001-12079

                  I.R.S. Employer Identification No. 77-0212977


                           50 West San Fernando Street

                           San Jose, California 95113

                            Telephone: (408) 995-5115

ITEM 5.  OTHER EVENTS

     After filing our amended Form 10-Q for Q3 2001, we became aware of inadvertent errors in the derivation of the "comprehensive gain (loss) on cash flow hedges before reclassification adjustment" in the Derivative Instruments footnote to our financial statements for each of the three-month periods ended March 31, June 30 and September 30, 2001. In each case, the disclosures correctly stated the total pre-tax unrealized comprehensive loss on cash flow hedges for the periods in question, but disclosed incorrect numbers in the entries above this total. Set forth below is a table demonstrating the disclosure as reported and as revised.

     None of the revisions described in the table affects (positively or negatively) any of the numbers in our statement of operations, balance sheet or statement of cash flows for any of the periods in question. In particular, there is no impact on our net income, stockholders' equity or cash flow as disclosed in our quarterly unaudited financial statements.

     In addition to this filing, Calpine will provide the information set forth below in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, which is due to be filed by April 1, 2002.

                                                    --------------------------------------     -------------------------------------
                                                                  As Reported                                 Revised
                                                    --------------------------------------     -------------------------------------
                                                     Interest                                   Interest
                                                       Rate       Commodity       Total           Rate      Commodity      Total
($ in thousands)                                    Derivative    Derivative    Derivative     Derivative   Derivative   Derivative
                                                    Instruments   Instruments   Instruments    Instruments  Instruments  Instruments
                                                    ---------------------------------------    -------------------------------------
YTD 9/30/01 - Footnote 8 - Derivative Instruments
Comprehensive gain (loss) on cash flow hedges
  before reclassification adjustment                 (84,585)      (354,011)     (438,596)      (84,585)     (108,393)    (192,978)
Reclassification adjustment for (gain) loss
  included in net income                               9,085        122,809       131,894         9,085      (122,809)    (113,724)
                                                     --------      ---------     ---------      --------     ---------    ---------
Total pre-tax unrealized comprehensive
  gain (loss) on cash flow hedges                    (75,500)      (231,202)     (306,702)      (75,500)     (231,202)    (306,702)


YTD 6/30/01 - Footnote 3 - Derivative Instruments

Comprehensive gain (loss) on cash flow hedges
  before reclassification adjustment                 (25,937)       176,933       150,996       (25,937)      220,517      194,580
Reclassification adjustment for (gain) loss
  included in net income                                   -         21,792        21,792             -       (21,792)     (21,792)
                                                     --------      ---------     ---------      --------     ---------    ---------
Total pre-tax unrealized comprehensive
  gain (loss) on cash flow hedges                    (25,937)       198,725       172,788       (25,937)      198,725      172,788


YTD 3/31/01 - Footnote 2 - Summary of significant accounting principles

Comprehensive gain (loss) on cash flow hedges
  before reclassification adjustment                 (35,898)       (67,330)     (103,228)      (35,898)      (33,236)     (69,134)
Reclassification adjustment for (gain) loss
  included in net income                                   -         17,047        17,047             -       (17,047)     (17,047)
                                                     --------      ---------     ---------      --------     ---------    ---------
Total pre-tax unrealized comprehensive
  gain (loss) on cash flow hedges                    (35,898)       (50,283)      (86,181)      (35,898)      (50,283)     (86,181)




SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CALPINE CORPORATION


                          By: /s/ Charles B. Clark, Jr.
                              -------------------------
                              Charles B. Clark, Jr.
                      Senior Vice President and Controller
                            Chief Accounting Officer

Date:  March 13, 2002